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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                             CONTRIBUTION AGREEMENT

         CONTRIBUTION AGREEMENT (this "Agreement"), dated as of September 3, 2003, among INNOVA, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable (variable capital limited liability company) formed under the laws of Mexico ("Innova"), CORPORACION NOVAVISION, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable (variable capital limited liability company) formed under the laws of Mexico and a wholly-owned subsidiary of Innova ("Novavision"), GRUPO TELEVISA, S.A., a Mexican corporation ("Grupo Televisa"), FACTUM MAS, S.A. DE C.V., a sociedad anonima de capital variable (a variable capital corporation) formed under the laws of Mexico and a wholly-owned subsidiary of Grupo Televisa ("Factum"), SKY DTH, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable (variable capital limited liability company) formed under the laws of Mexico and a wholly-owned subsidiary of Factum ("Sky", and together with Grupo Televisa and Factum, "Televisa"), THE NEWS CORPORATION LIMITED, an Australian corporation ("News Corp"), NEWS AMERICA INCORPORATED, a Delaware corporation ("NAI"), and NEWS DTH (MEXICO) INVESTMENT LIMITED, a company formed under the laws of the Cayman Islands ("News DTH", and together with News Corp and NAI, "News"), and LIBERTY MEXICO DTH, INC., a Colorado corporation (f/k/a TCI DTH Mexico, Inc.) ("Liberty").

         WHEREAS, Innova, Novavision, Grupo Televisa, Sky, NAI, News DTH and Liberty are parties to that certain Credit Agreement, dated as of July 22, 2002 (as such Credit Agreement may be amended or otherwise modified from time to time, the "Credit Agreement"), which Credit Agreement also governs the borrowing of any amounts, or issuance of any notes, under, and supersedes in its entirety in respect of such amounts or notes, the Interim Agreement, dated as of December 3, 1998, among Innova, Grupo Televisa, Sky, NAI, News DTH and Liberty, as amended (the "Interim Agreement");

         WHEREAS, Grupo Televisa, Sky, News Corp, News DTH, among others, are party to that certain Social Part Holders Agreement, dated as of March 6, 1997 (as such Social Part Holders Agreement may be amended or otherwise modified from time to time, the "Innova Shareholders' Agreement");

         WHEREAS, each of Grupo Televisa, NAI, and Liberty have made loans to Innova and Novavision, respectively, on or prior to the date hereof pursuant to the Credit Agreement, which loans are listed on Schedule I hereto (together with the accrued and unpaid interest thereon up to and including the Closing Date (as defined below) as listed on Schedule I hereto, the "Shareholder Loans"), and, from

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and after the date hereof, continue to be bound by the terms and conditions set forth in the Credit Agreement;

         WHEREAS, on or around the date hereof (but, in any case, prior to the consummation of the Innova Holdings Transaction (as defined below)), Grupo Televisa (i) contributed, transferred and assigned to Factum all of its right, title and interest to and under the Shareholder Loans held by it, free and clear of all Liens (as defined in the Credit Agreement), in exchange for shares in Factum, and (ii) caused Factum to contribute, transfer and assign to Sky all of its right, title and interest to and under the Shareholder Loans then held by Factum, free and clear of all Liens (as defined in the Credit Agreement), in exchange for social parts in Sky (the "Televisa Transaction").

         WHEREAS, subject to prevailing market conditions, Innova desires to issue senior notes to certain institutional investors, all of the net proceeds of which shall be used to pay off in part Innova's outstanding 12 7/8% Notes due 2007 (the "High Yield Refinancing");

         WHEREAS, the financial underwriters of the High Yield Refinancing require that the holders of the Shareholder Loans capitalize such Shareholder Loans into newly issued equity of Innova;

         WHEREAS, to facilitate the High Yield Refinancing, among other things, each of Televisa, News and Liberty desires to (i) form, or cause to be formed, Innova Holdings, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable (variable capital limited liability company) under the laws of Mexico ("Innova Holdings"), and take such other acts as is necessary to cause Sky, NAI and Liberty to be its members (the "Innova Holdings Formation"), and
(ii) upon consummation of the Innova Holdings Formation, (x) cause Innova Holdings to enter into this Agreement with effect from the Innova Holdings Formation, and (y) contribute, assign and transfer to Innova Holdings all of their respective right, title and interest to and under the Shareholder Loans in exchange for Series A-1, Series B-1 and Series B-2, respectively, social parts of Innova Holdings, and Innova Holdings will accept and assume such contributions, assignments and transfers from Televisa, News and Liberty and issue such social parts to Sky, NAI and Liberty (the "Innova Holdings Transaction");

         WHEREAS, upon consummation of the Innova Holdings Transaction, Sky, NAI and Liberty shall be all of the social part holders of Innova Holdings; and

         WHEREAS, to facilitate the High Yield Refinancing, among other things, upon consummation of, and contemporaneously with, the closing of the Innova Holdings Transaction, Innova Holdings will contribute, assign and transfer to Innova all of its right, title and interest to and under the Shareholder Loans in exchange for Series C social parts of Innova, and Innova desires to accept and

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assume such contribution, assignment and transfer from, and to issue such social parts to, Innova Holdings (the "Innova Transaction");

         NOW, THEREFORE, in consideration of the foregoing, and the covenants, agreements, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

         1.       CONTRIBUTIONS; ISSUANCE OF SOCIAL PARTS.

                  (a) Innova Holdings Transaction. In accordance with, and subject to, the provisions of this Agreement, on the Closing Date (as defined below) (i) each of Televisa, News and Liberty shall contribute, assign and transfer to Innova Holdings all of its right, title and interest to and under the Shareholder Loans held by it, free and clear of all Liens (as defined in the Credit Agreement), and (ii) Innova Holdings shall assume all such rights and obligations under such Shareholder Loans and shall issue, sell and deliver to each of Sky, NAI and Liberty Series A-1, Series B-1 and Series B-2 social parts of Innova Holdings representing 60%, 30% and 10%, respectively, of Innova Holding's equity on a fully-diluted basis (collectively, the "Innova Holdings Social Parts").

                  (b) Innova Transaction. In accordance with, and subject to, the provisions of this Agreement, on the Closing Date (as defined below) (i) Innova Holdings shall contribute, assign and transfer to Innova all of its right, title and interest to and under the Shareholder Loans received by it in the Innova Holdings Transaction, free and clear of all Liens (as defined in the Credit Agreement), and (ii) Innova shall assume all such rights and obligations under such Shareholder Loans and shall issue, sell and deliver to Innova Holdings a Series C social part of Innova representing the percentage of Innova's fully-diluted equity equal to a fraction, (x) the numerator of which (the "Peso Equivalent") is equal to the amount of principal and interest outstanding under the Shareholder Loans as of the Closing Date (as defined below) converted into Mexican Pesos at the conversion rate of exchange between the U.S. Dollar and the Mexican Peso as published by the Bank of Mexico on the Closing Date and (y) the denominator of which is equal to the sum of (1) the Peso Equivalent plus (2) 1,289,515,500 Mexican Pesos (the "Innova Social Part").

         2.       THE CLOSING; DELIVERABLES.

                  (a) The Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place on the second business day following the date on which the conditions set forth in Section 9 hereof have been satisfied or such other date as shall be mutually agreeable to the parties hereto (the "Closing Date").

                  (b) Shareholder Deliverables. At the Closing, each of Televisa, News and Liberty shall deliver, or caused to be delivered (including, without

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limitation, by providing authorization to the party hereto holding any such document in trust for it), severally and not jointly, to Innova:

                           (i)      executed counterparts with (x) its signature
on each set of Resolutions of the Members of Innova, including, without limitation, the resolution which attaches the amended and restated Bylaws of Innova, and (y) the signature of its duly authorized representative on the Board of Managers, as applicable, on the Resolutions of the Board of Managers of Innova, in each case, as agreed to by the parties;

                           (ii)     executed counterparts with (x) its signature
on each set of Resolutions of the Members of Innova Holdings, and (y) the signature of its duly authorized representative on the Board of Managers, as applicable, on the Resolutions of the Board of Managers of Innova Holdings, in each case, as agreed to by the parties (the "Innova Holdings Resolutions"); and

                           (iii)    an executed endorsement on the promissory
note, or on an endorsement attached thereto, representing each Shareholder Loan for which it is the lender (other than for the Special Notes (as defined below)).

                  (c) Innova and Innova Holdings Deliverables. At the Closing, each of Innova and Innova Holdings shall deliver, or cause to be delivered, to each of Televisa, News and Liberty:

                           (i)      copies of all documents and instruments
filed in connection with the Innova Holdings Formation, including, without limitation, the notarial deed which attaches the Bylaws of Innova Holdings in the form agreed to by the parties (the "Spanish Language Bylaws", together with the English Language Bylaws (as defined below) and the Innova Holdings Resolutions, the "Innova Holdings Documents"); and

                           (ii)     evidence reasonably satisfactory to each of
Televisa, News and Liberty that a notation has been made in the books of each of Innova and Innova Holdings reflecting the transactions contemplated hereby, including, without limitation, the capital structure of each of Innova and Innova Holdings resulting from the transactions contemplated hereby.

         3.       REPRESENTATIONS AND WARRANTIES.

                  (a) Representations and Warranties of Innova Holdings. Innova Holdings represents and warrants to each of Innova, Televisa, News and Liberty on the Closing Date as follows:

                           (i)      Organization; Good Standing. Innova Holdings
is duly organized, validly existing and in good standing under the laws of Mexico.

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                           (ii)     Authorization, Execution and Enforceability.
Innova Holdings has all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement and to perform or consummate its obligations hereunder. This Agreement and each such other document or instrument has been duly authorized by all requisite action on the part of Innova Holdings, and this Agreement and each such other document or instrument has been duly and validly executed and delivered by Innova Holdings and constitutes a valid and legally binding obligation of Innova Holdings, enforceable against Innova Holdings in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

                           (iii)    No Conflicts. The execution, delivery and
performance by Innova Holdings of this Agreement and any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement, and the consummation of the transactions contemplated hereby and thereby, shall not (a) violate any law applicable to Innova Holdings or its assets, as the case may be, or (b) conflict with or result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or give rise to any right of termination, cancellation or acceleration, or result in the creation of any Lien (as defined in the Credit Agreement) upon any of its assets or under any provision of its organizational documents, any permit or any other contracts to which it is a party or by which it or its assets is or may be bound. Other than the filing (i) by Innova of notice with the Federal Competition Commission and
(ii) by Innova and Innova Holdings of a registration with the Foreign Investment Public Registry of Mexico, in each case after the closing of the transactions contemplated hereby and in accordance with Section 19(b) hereof (the filings referred to in clauses (i) and (ii) of this Section 3(a)(iii), the "Required Filings"), Innova Holdings is not required, and is not aware of any other person that is required, to give any notice to, or make any filing with, any governmental authority or any other person or entity, or obtain any permit, in each case for the valid execution, delivery and performance by Innova Holdings of this Agreement or any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement.

                           (iv)     Innova Holdings Social Parts. Once issued
pursuant to the terms of the Innova Holdings Transaction, the Innova Holdings Social Parts will be duly authorized, fully paid, nonassessable and free and clear of all Liens (as defined in the Credit Agreement) or rights of first refusal or similar rights, except for any such rights as may be set forth in the Bylaws of Innova Holdings or as provided under Mexican law.

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                           (v)      Commencement of Business. Since its
inception and up to and including the Closing Date, Innova Holdings has not engaged in any activity, other than such actions in connection with (A) its formation and (B) its execution and delivery of this Agreement and the other documents, instruments and transactions contemplated hereby and thereby.

                           (vi)     Investment Intent. Innova Holdings is
acquiring the Innova Social Part for investment purposes only and not with a view to the resale of the Innova Social Part (or any part thereof or interest therein) in violation of applicable securities laws.

                  (b) Representations and Warranties of Innova. Innova hereby represents and warrants to Innova Holdings as of the Closing Date and to each of Televisa, News and Liberty on the date hereof and on the Closing Date as follows:

                           (i)      Organization; Good Standing. Innova is duly
organized, validly existing and in good standing under the laws of Mexico.

                           (ii)     Authorization, Execution and Enforceability.
Innova has all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement and to perform or consummate its obligations hereunder. This Agreement and each such other document or instrument has been duly authorized by all requisite action on the part of Innova, and this Agreement and each such other document or instrument has been duly and validly executed and delivered by Innova and constitutes a valid and legally binding obligation of Innova, enforceable against Innova in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

                           (iii)    No Conflicts. The execution, delivery and
performance by Innova of this Agreement and any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement, and the consummation of the transactions contemplated hereby and thereby, shall not
(a) violate any law applicable to Innova or its assets, as the case may be, or
(b) conflict with or result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or give rise to any right of termination, cancellation or acceleration, or result in the creation of any Lien (as defined in the Credit Agreement) upon any of its assets or under any provision of its organizational documents, any permit or any other contracts to which it is a party or by which it or its assets is or may be bound. Other than the Required Filings, Innova is not required, and is not aware of any other person that is required, to give any notice to, or make any filing with, any governmental authority or any other person or entity, or obtain any permit, in each case for the valid execution,

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delivery and performance by Innova of this Agreement or any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement.

                           (iv)     Innova Social Part. Once issued pursuant to
the terms of the Innova Transaction, the Innova Social Part will be duly authorized, fully paid, nonassessable and free and clear of all Liens (as defined in the Credit Agreement) or rights of first refusal or similar rights, except for any such rights as may be set forth in the Bylaws of Innova or as provided under Mexican law.

                           (v)      Credit Agreement Representations and
Warranties True; No Default. The representations and warranties contained in
Article IV of the Credit Agreement and in each other Credit Document (as defined in the Credit Agreement) delivered by Innova or Novavision, as the case may be, to each of Televisa, News and Liberty (A) were true and correct on and as of the date each Shareholder Loan was entered into and funded, both immediately before and immediately after giving effect to such Shareholder Loan, and (B) are true and correct with the same effect as if made on and as of the date hereof, and no Default (as defined under the Credit Agreement) or Event of Default (as defined under the Credit Agreement) shall have occurred and be continuing.

                  (c) Representations and Warranties of Televisa, News and Liberty. Each of Televisa, News and Liberty, severally and not jointly, hereby represents and warrants to Innova Holdings as of the Closing Date and to Innova and each other on the date hereof and on the Closing Date as follows:

                           (i)      Organization; Good Standing. It is duly
organized, validly existing and in good standing under the laws of the jurisdiction of its formation, incorporation or organization, as applicable.

                           (ii)     Authorization, Execution and Enforceability.
It has all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement and to perform or consummate its obligations hereunder. This Agreement and each such other document or instrument has been duly authorized by all requisite action on its part, and this Agreement and each such other document or instrument has been duly and validly executed and delivered by it and constitutes a valid and legally binding obligation of it, enforceable against it in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

                           (iii)    No Conflicts. The execution, delivery and
performance by it of this Agreement and any other documents or instruments necessary or

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appropriate to effectuate fully the terms of this Agreement, and the consummation of the transactions contemplated hereby and thereby, shall not (a) violate any law applicable to it or its assets, as the case may be, or (b) conflict with or result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or give rise to any right of termination, cancellation or acceleration, or result in the creation of any Lien (as defined in the Credit Agreement) upon any of its assets or under any provision of its organizational documents, any permit or any other contracts to which it is a party or by which it or its assets is or may be bound. Other than the Required Filings, it is not required, and is not aware of any other person that is required, to give any notice to, or make any filing with, any governmental authority or any other person or entity, or obtain any permit, in each case for the valid execution, delivery and performance by it, as the case may be, of this Agreement or any other documents or instruments necessary or appropriate to effectuate fully the terms of this Agreement.

                           (iv)     Investment Intent. It has acquired the
 Innova Holdings Social Parts issued to it for investment purposes only and not with a view to the resale of such Innova Holdings Social Parts (or any part thereof or interest therein) in violation of applicable securities laws.

         4.       ACKNOWLEDGMENTS REGARDING THE SHAREHOLDER LOANS.

                  (a) Innova Holdings Transaction. Each of Innova and Novavision hereby represents, warrants and acknowledges to Innova Holdings as of the Closing Date and to each other party hereto (other than Innova Holdings) on the date hereof and on the Closing Date that the Shareholder Loans listed on
Schedule I in respect of which it is the borrower:

                           (i)      represent the aggregate amount due and
payable by it under the Credit Documents (as defined in the Credit Agreement), whether or not such amounts were ever or are represented by a promissory note(s), and that no other amounts, including, without limitation, any accrued and unpaid principal, interest, legal fees, commitment fees, expenses and all other costs and other amounts, currently due and payable, including amounts due pursuant to indemnity or similar obligations (collectively, such other amounts "Related Amounts") under the Credit Documents (as defined in the Credit Agreement), are outstanding and payable by it to any of Televisa, News or Liberty under such Credit Documents (as defined in the Credit Agreement);

                           (ii)     include all amounts due and payable by it to
any of Televisa, News or Liberty, including any Related Amounts, under the Interim Agreement, whether or not such amounts were ever or are represented by a promissory note(s), which amounts were, as of the date of the Credit Agreement,

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due and payable by it to each of Televisa, News and Liberty under the Credit
Documents (as defined in the Credit Agreement); and

                           (iii)    have not been and, to the extent not
delivered pursuant hereto, shall not be sold, assigned, transferred or otherwise disposed of, in whole or in part, by it to any person or entity.

                  (b) Innova Transaction. Each of Televisa, News and Liberty, severally and not jointly, represents, warrants and acknowledges to each other party hereto on the date hereof and on the Closing Date that:

                           (i)      the Shareholder Loans listed on Schedule I
hereto opposite its name are all of the outstanding enforceable obligations of Innova and Novavision owed to it, or any of its affiliates, under the Credit Documents (as defined in the Credit Agreement), whether or not such amounts were ever or are represented by a promissory note(s), and that no other amounts, including, without limitation, any Related Amounts under the Credit Documents (as defined in the Credit Agreement), are outstanding and payable by Innova or Novavision to it under such Credit Documents (as defined in the Credit Agreement);

                           (ii)     that all amounts owed to it by Innova or
Novavision, including any Related Amounts, as applicable, under the Interim Agreement, whether or not such amounts were ever or are represented by a promissory note(s), were, as of the date of the Credit Agreement, due and payable to it by Innova or Novavision, as applicable, under the Credit Documents (as defined in the Credit Agreement) and are included in the list of Shareholder Loans on Schedule I hereto; and

                           (iii)    it is the legal and beneficial owner of the
Shareholder Loans listed on Schedule I hereto opposite its name, which are free and clear of all Liens (as defined in the Credit Agreement), and that such Shareholder Loans have not been and, to the extent not delivered pursuant hereto, shall not be sold, assigned, transferred or otherwise disposed of, in whole or in part, by it to any person or entity.

                  (c)      Special Notes.

                           (i)      Each party hereto hereby acknowledges to,
and agrees with, each other party hereto that the Shareholder Loans listed on
Schedule II hereto represent all of the Shareholder Loans for which a promissory note cannot be located ("Special Notes"). In the event that any Special Note for which it is a lender or borrower, as the case may be, is ever located, each party shall deliver such Special Note to Innova and such Special Note shall be considered and marked as cancelled.

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                           (ii)     Each of Televisa, News and Liberty,
severally and not jointly, represents, warrants and acknowledges to each other party hereto that (i) none of the Special Notes for which it is a lender has been, nor shall it be in case it is recovered, assigned, endorsed, sold, marketed, placed in circulation with third parties or transferred in any other manner pursuant to the laws that are applicable to such Special Notes; and (ii) upon consummation of the Innova Holdings Transaction and the Innova Transaction, its Special Notes shall be considered fully paid and cancelled to its satisfaction and Innova and Novavision shall be fully released, forever discharged and held harmless from any and all claims of any nature which the beneficiary of each Special Note, or any bona fide purchaser of such Special Note, now has or will ever had with respect to the Special Note and the amounts owed under it.

                           (iii)    Each of Televisa, News and Liberty,
severally and not jointly, hereby agrees (x) within 30 (thirty) days from the Closing, to initiate at its sole cost and expense the procedure for cancellation of credit instruments contemplated in the Mexican General Law of Credit Instruments and Operations [Ley General de Titulos y Operaciones de Credito] with respect to each Special Note to which it is the lender, and (y) that if as a result of the cancellation proceedings, a competent authority requires Innova or Novavision to re-issue any Special Note, it shall cancel such re-issued Special Note and return it to Innova or Novavision, as the case may be, as such re-issued Special Note shall have been fully paid and satisfied pursuant hereto.

         5.       SATISFACTION, TERMINATION AND PAY-OFF.

                  (a) Innova Holdings Transaction. Effective upon consummation of the Innova Holdings Transaction, each and every outstanding obligation of Innova and Novavision owed to each of Televisa, News and Liberty, or any of their respective affiliates (other than Innova Holdings), under the Shareholder Loans and the Credit Documents (as defined in the Credit Agreement) shall be due and payable to Innova Holdings, which shall be entitled to the entire benefits, and subject to the entire obligations, thereof, and neither Innova nor Novavision shall have any further obligations to any of Televisa, News or Liberty with respect to any such obligations. Each of Televisa, News and Liberty agrees to immediately deliver to Innova Holdings, or, if requested by Innova Holdings, to Innova on behalf of Innova Holdings, any promissory notes in its possession which represent Shareholder Loans. All promissory notes delivered pursuant to this Section 5(a) shall be endorsed accordingly.

                  (b) Innova Transaction. Effective upon consummation of the Innova Transaction, each and every outstanding obligation (i) of Innova owed to Innova Holdings (as a result of the consummation of the Innova Holdings Transaction) under the Shareholders Loans and the Credit Documents (as defined in the Credit Agreement) (other than the Shareholder Loans in respect of which Novavision is the

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Borrower (the "Novavision Loans")) shall be terminated and shall be considered to be paid in full, released and cancelled and (ii) of Novavision owed to Innova Holdings (as a result of the consummation of the Innova Holdings Transaction) under the Novavision Loans and the Credit Documents (as defined in the Credit Agreement) as of the date hereof shall be due and payable to Innova. Innova Holdings agrees to immediately deliver to Innova, or, if requested by Innova, to Novavision on behalf of Innova any promissory notes in its possession which represent Shareholder Loans. All promissory notes delivered pursuant to this
Section 5(b) shall be endorsed accordingly.

         6.       CONSENTS AND AMENDMENTS.

                  (a) Credit Agreement. Pursuant to Section 7.07 of the Credit Agreement, each of Innova, Novavision, Grupo Televisa, Sky, NAI, News DTH and Liberty hereby consent to or ratify, as the case may be, the following: (i) the contribution of the Shareholder Loans by Televisa, News and Liberty to Innova Holdings pursuant to the Innova Holdings Transaction, and the other transactions contemplated thereby, (ii) the contribution of the Shareholder Loans by Innova Holdings to Innova pursuant to the Innova Transaction, and the other transactions contemplated thereby, (iii) the contribution of the Novavision Loans by Innova (in its sole discretion) to Novavision and any other transactions necessary to effectuate fully such contribution and (iv) the contribution of the Shareholder Loans for which Televisa is the lender as contemplated by the Televisa Transaction.

                  (b) Innova Shareholders' Agreement. Each of Grupo Televisa, Sky, News Corp and News DTH hereby:

                           (i)      (A) consents to the creation by Innova of
the Series C social parts of Innova and the issuance of such social parts to Innova Holdings pursuant to the Innova Transaction and (B) agrees that Sections
3.6 and 6.1 of the Innova Shareholders' Agreement shall not apply to such issuance.

                           (ii)     agrees that in calculating the "Percentage
Interest" of each "Partner" (each as defined in the Innova Shareholders' Agreement) as of anytime for purposes of determining such Partner's obligation to make additional contributions to the capital of Innova under Section 3.2 of the Innova Shareholders' Agreement, the capital represented by the social part owned by such "Partner" shall be the amount of Innova's capital represented by the direct or indirect interest of the "Parent Entity" (as defined in the Innova Shareholder's Agreement) of such "Partner" in all social parts outstanding as of such time.

                           (iii)    agrees that neither Liberty nor Innova
Holdings shall be a party to the Innova Shareholders' Agreement or considered "Partners" for the purposes of such agreement.

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                  (c)      Credit Agreement and Shareholders' Agreement
Continued Existence. Except as expressly modified by this Agreement:

                           (i)      the Credit Agreement shall remain in full
force and effect and each of Innova, Novavision, Televisa, News and Liberty shall remain bound by the terms and conditions thereof; and

                           (ii)     the Innova Shareholders' Agreement shall
remain in full force and effect and each of Innova, Televisa and News shall remain bound by the terms and conditions thereof.

         7.       CONFIDENTIALITY.

                  (a) Each party hereto (a "Receiving Party") shall keep confidential and shall not disclose any information of a confidential or proprietary nature heretofore or hereafter received from Innova, Innova Holdings or any other party (the "Providing Party") concerning the Providing Party or its business in relation to Innova or the transactions contemplated hereby (collectively referred to as "Confidential Information"). The term "Confidential Information" also includes all analyses, compilations, studies or other materials prepared by the Receiving Party or its directors, officers, employees, agents or advisors (collectively, such Receiving Party's "Representatives") containing, based on or reflecting any Confidential Information. The term "Confidential Information" does not include information which (i) is already in any Receiving Party's possession, provided that such information is not known by such Receiving Party to be subject to another confidentiality agreement with or other obligation of secrecy to the Providing Party, or (ii) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Representatives in violation of this Agreement, or (iii) becomes available to the Receiving Party on a non-confidential basis from a source other than any Providing Party or its advisors, provided that such source is not known by such Receiving Party to be bound by a confidentiality agreement with or other obligation of secrecy to any party or another person.

                  (b) Each party agrees that the Confidential Information will be used solely in connection with the business of Innova and Innova Holdings and that such information will be kept confidential by such party and its Representatives; provided, however, that any of such information may be disclosed by a party:

                           (i)      to any of its Representatives who need to
know such information (and only to the extent that any such Representative has a need to know) for the purpose of consummating the transactions contemplated hereby; provided, that (i) each of such Representatives shall be informed by such party of the confidential nature of the Confidential Information and the requirement that it not be used other than for Innova's or Innova Holdings' business, (ii) such Representatives shall be required to agree to and be bound by the terms of this

Section 7 as a condition to receiving the Confidential Information, and (iii) in any event, each party shall be responsible for any breach of this Section 6 by any of its Representatives; or

                           (ii)     to regulatory or any other competent
authorities or the general public if and to the extent a party is required by law or securities exchange rules to make such disclosures (including, but not limited to, in connection with a private placement or public offering of any equity or security).

                  (c) There will be no public announcement made concerning the matters contemplated by this Agreement without the consent of Televisa, News and Liberty (including in relation to the content of any such announcement), except that a party will be entitled to make any disclosure required by law or by the rules of any relevant securities exchange, provided that such party, to the extent practicable, notifies and consults with the other parties prior to making any such disclosure or announcement (including in relation to the content of such announcement).

                  (d) Notwithstanding anything herein to the contrary, any party to this Agreement (and each Representative of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to the party relating to such tax treatment and tax structure.

         8. INTERPRETATION. Any representations, warranties, covenants or agreements given or made by or to Televisa or News, respectively, shall be deemed given, made or received (i) in the case of Televisa, by Grupo Televisa and Sky jointly and severally and (ii) in the case of News, by News Corp, NAI and News DTH jointly and severally.

         9. CONDITIONS TO CLOSING. The respective obligation of each party hereto to consummate the transactions contemplated hereby is subject to the following conditions:

                  (a) the consummation of the Innova Holdings Formation in accordance with the laws of Mexico and on the terms more fully described in the Innova Holdings Documents;

                  (b) Innova Holdings shall have become a party to this Agreement by executing the Joinder Agreement attached hereto as Exhibit A (the "Joinder Agreement");

                  (c) each other party hereto shall have performed or complied in all material respects with all of its obligations, agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date; and

                  (d) the representations and warranties of each other party delivered to it in this Agreement and in any certificate or other writing delivered by such other party pursuant hereto shall be true and correct at and as of the Closing Date, as if made at and as of such date.

         10.      SURVIVAL; INDEMNIFICATION.

                  (a) Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the closing of the Innova Holdings Transaction, the Innova Transaction and the other transactions contemplated hereby.

                  (b)      Indemnification.

                           (i)      Each of Innova, Novavision and Innova
Holdings, jointly and severally, agrees to indemnify and hold harmless each of Televisa, News and Liberty from and against all demands, actions, causes of action, liabilities, losses, damages, claims, out-of-pocket costs or expenses (including reasonable attorneys' fees and disbursements) (collectively, "Losses") incurred or suffered by any of Televisa, News and Liberty in connection with any claim, action, suit or proceeding (collectively, a "Claim") arising out of, or relating to, (i) any inaccuracy, misrepresentation or breach of any representation or warranty made by any of Innova, Novavision or Innova Holdings in this Agreement or (ii) any breach of any covenant or agreement to be performed by any of Innova, Novavision or Innova Holdings pursuant to this Agreement.

                           (ii)     Each of Televisa, News and Liberty,
severally and not jointly, agrees to indemnify and hold harmless each of Innova, Novavision and Innova Holdings from and against all Losses incurred or suffered by any of Innova, Novavision or Innova Holdings in connection with any Claim arising out of, or relating to, (i) any inaccuracy, misrepresentation or breach of any representation or warranty made by it in this Agreement, (ii) any breach of any covenant or agreement to be performed by it in this Agreement or (iii) any person claiming that sums are due to such person (including, without limitation, any outstanding principal and interest) under any Special Note for which it is the lender.

         11. NOTICES. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail (air mail if addressed to an address outside of the country in which mailed), postage prepaid, return receipt requested, (c) by a generally recognized overnight courier service which provides written acknowledgment by the addressee of receipt, or (d) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this Section 11 (d) shall also be sent pursuant to Sections 11 (b) or (c) above), addressed as follows:

                           (i)     If to Innova, Innova Holdings or Novavision,
to:

                                   Innova, S. de R.L. de C. V.
                                   Insurgentes Sur No. 694
                                   Del Valle C.P. 03100
                                   Mexico, D.F.
                                   Attn: Legal Department

                                   With copies to:

                                   Grupo Televisa, S.A.
                                   Avenida Vasco de Quiroga 2000 Edificio A,
                                   Cuarto Piso, Colonia Santa Fe Zedec, 01210
                                   Mexico, D.F.
                                   Attn: Juan S. Mijares Ortega, General Counsel
                                   Telecopier: (52-55) 5261-2546

                                   And,

                                   Fried, Frank, Harris, Shriver & Jacobson
                                   One New York Plaza
                                   New York, New York 10004-1980
                                   Attn: Joseph A. Stern, Esq.
                                         Kenneth Rosh, Esq.
                                   Telecopier: (212) 859-8589

                           (ii)    If to Televisa, to:

                                   Grupo Televisa, S.A.
                                   Avenida Vasco de Quiroga 2000 Edificio A,
                                   Cuarto Piso, Colonia Santa Fe Zedec,  01210
                                   Mexico, D.F.
                                   Attn: Juan S. Mijares Ortega, General Counsel
                                   Telecopier: (52-55) 5261-2546

                                   With copies to:

                                   Fried, Frank, Harris, Shriver & Jacobson
                                   One New York Plaza
                                   New York, New York 10004-1980
                                   Attn: Joseph A. Stern, Esq.
                                   Telecopier: (212) 859-8589

                           (iii)   If to News, to:

                                   c/o The News Corporation Limited
                                   1211 Avenue of the Americas
                                   New York, New York 10036
                                   Attn:  Arthur M. Siskind, Esq.
                                   Telecopier:  (212) 768-2029

                                   With copies to:

                                   Hogan & Hartson L.L.P.
                                   875 Third Avenue
                                   New York, New York 10022
                                   Attn: Ira S. Sheinfeld, Esq.
                                   Telecopier: (212) 918-3100

                           (iv)    If to Liberty, to:

                                   Liberty Mexico DTH, Inc.
                                   c/o Liberty Media International, Inc.
                                   12300 Liberty Boulevard
                                   Englewood, CO  80112
                                   Attn: Legal Department
                                   Telephone: (720) 875-5400
                                   Telecopier: (720) 875-5858

                                   With copies to:

                                   Sanchez-Mejorada, Velasco y Valencia, S.C.
                                   Paseo de la Reforma 450
                                   Lomas de Chapultepec
                                   11000, Mexico, D.F
                                   Attn: Carlos R. Valencia
                                   Telephone: (52-55) 5202-0777
                                   Telecopier: (52-55) 5202-8222

or to such other addresses as my be specified by like notice to the other parties.

         12. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the parties hereto. No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof of the exercise of any other right or power.

         13. Binding Agreement; Assignment; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of each other party to this Agreement. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

         14.      Governing Law; Dispute Resolution; Equitable Relief.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

                  (b) Each party to this Agreement irrevocably consents and agrees that any legal action, suit or proceeding by it against any of the other parties with respect to its rights, obligations or liabilities under or arising out of or in connection with this Agreement shall be brought by such party only in the United States District Court for the Southern District of New York or, in the event (but only in the event) such court does not have subject matter jurisdiction over such action, suit or proceeding, in the courts of the State of New York sitting in New York City, and each party to this Agreement hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, with respect to any such action, suit or proceeding (including, without limitation, claims for interim relief, counterclaims, actions with multiple defendants and actions in which such party is implied). Each party hereto irrevocably and unconditionally waives any right that it may have to a jury trial in any legal action, suit or proceeding with respect to, or arising out of or in connection with this agreement. Each party hereto expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of New York and of the United States of America. Each of the parties hereby irrevocably designates CT Corporation System (the "Process Agent"), with an office at 111 Eighth Avenue, New York, New York 10011, as its designee, appointee and agent to receive, for and on its behalf service of process in such jurisdiction in any legal action or proceedings with respect to this Agreement, and such service shall be deemed complete upon delivery thereof to the Process Agent, provided, that in case of any such service upon such person, the party effecting such service shall also deliver a copy thereof to the intended recipient in the manner provided in Section 11. Each of the parties shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that each party will at all times have an agent for service of process for the above purposes in New York, New York. Innova hereby agrees to pay, or reimburse each other party, for any costs or expenses incurred in connection with such appointment. In the event of the transfer of all or substantially all of the assets and business of the Process Agent to any other corporation by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for the process agent with the same effect as if named herein in place of the Process Agent. Each of the parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of any party to serve process in any other manner permitted by applicable laws.

                  (c) Each party hereto agrees that money damages would not be a sufficient remedy for the other parties hereto for any breach of this Agreement by it, and that in addition to all other remedies the other parties hereto may have, they shall be entitled to specific performance and to injunctive or other equitable relief as a remedy for any such breach. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

         15. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each party hereto waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible.

         16. Headings. The headings in this Agreement are for convenience of reference only and will not affect the construction of any provisions hereof.

         17. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

         18. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, provided, that this provision shall not abrogate any other written agreement between the parties hereto executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         19. Formation of Innova Holdings; Post-Closing Filings; Efforts to Consummate; Further Assurances.

                  (a) Formation of Innova Holdings. Each party hereto (other than Innova Holdings) agrees (i) to use its commercially reasonable efforts to form, or cause to be formed, Innova Holdings as soon as practicable after the date hereof on terms more fully described in the Innova Holdings Documents, (ii) to cause NAI to become a member of Innova Holdings, (iii) to cause Innova Holdings, immediately after the Innova Holdings Formation, to execute the Joinder Agreement and deliver a duly executed copy of it to the other parties hereto, and (iv) to admit Innova Holdings as a party to this Agreement immediately upon its receipt of Innova Holding's duly executed Joinder Agreement.

                  (b) Post-Closing Filings. Promptly after the Closing, each of the parties hereto shall and, in the case of Televisa, News and Liberty, shall cause Innova and Innova Holdings to, make the Required Filings and take any required actions related thereto. Additionally, if it deems it in the best interest of Innova, Innova shall file, or cause to be filed, with the Federal Telecommunications Commission ("FTC") of Mexico any notice with respect to the transactions contemplated hereby. A draft copy of each Required Filing and any FTC notice shall be delivered (i) in the case of the filing to be made with the Federal Competition Commission, at least two business days and (ii) in the case of all other filings, at least three business days, prior to the date on which such notice is filed to Grupo Televisa, NAI and Liberty for their review and comment.

                  (c) Efforts to Consummate. Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things required to consummate or make effective the transactions contemplated hereby (including satisfaction, but not by waiver, of the closing conditions hereto) as soon as practicable after the date hereof, but, in any event, by September 9, 2003.

                  (d) Further Assurances. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments, agreements and documents, and to do all such other acts and things, as may be required by law or as may be necessary or advisable to carry out the intent and purposes of this Agreement.

         20.      Right to Transfer; Shareholder Actions.

                  (a) Restrictions on Transfer. No Parent Entity (as defined below) shall, and each Parent Entity shall cause its Controlled Affiliates (as defined below) not to, directly or indirectly, sell, assign, pledge, encumber or otherwise transfer (collectively, a "Transfer") to any Person any direct or indirect interest in the social part it owns in Innova Holdings, except in compliance with Section 20(b) below. For these purposes: (v) "Affiliate" means, with respect to any Person (as defined below), any other Person, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person; (w) "Controlled Affiliate" means, with respect to any Person (as defined below), any Affiliate of such Person which is controlled by such Person; (x) "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;
(y) "Parent Entity" means (i) with respect to Televisa, Grupo Televisa, S.A., a Mexican corporation, (ii) with respect to News, The News Corporation Limited, an Australian company and (iii) with respect to Liberty, Liberty Media International, Inc., a Delaware corporation; and (z) "Person" means, any individual, corporation, partnership, limited liability company, trust, joint stock company, business trust, unincorporated association, joint venture, Governmental Authority or other entity of any nature whatsoever.

                  (b)      Transfer to Parent Entities etc. Notwithstanding
Section 20(a) above, each of Televisa, News and Liberty may Transfer, in whole or in part, its direct or indirect interest in the social part it owns in Innova Holdings to its respective Parent Entity or any wholly-owned subsidiary of such Parent Entity; provided, that (i) each of Televisa, News and Liberty provides to Innova Holdings and each other, reasonable advance notice of any such Transfer and (ii) any such Transfer is consummated in accordance with applicable law.

                  (c) Shareholder Actions. In connection with any Transfer referred to in subsection (b) above, if any approval is required of the members or board of managers of Innova Holdings to effectuate such Transfer, each of the parties hereto agrees, and agrees to cause Innova Holdings, to provide any such approval, vote its social part in favor of and do, or cause to be done, any other act necessary to consummate such Transfer.

                  (d) Innova Transfers. Notwithstanding the foregoing, each party hereto expressly agrees that neither this Section 20 nor any other document executed or approved in connection with the transactions contemplated by this Agreement shall in any way alter, change, diminish or otherwise modify the provisions (i) of Article VI of the Innova Shareholders' Agreement or (ii) on Transfers set forth in the North America DTH Platform Memorandum of Understanding, dated July 1996, among Grupo Televisa, News Corp and Tele-Communications International, Inc. (now known as Liberty Media International, Inc.) or, in either case, any other Transfer related provision thereof.

         21. Innova Holdings Consulting Agreement. Each of Televisa, News and Liberty agrees to use its good faith efforts to approve, negotiate, and consent to a Consulting Agreement between Innova Holdings and Innova, or any of its subsidiaries, which consent of each of Televisa, News and Liberty shall not be unreasonably withheld.

         22. Survival of Rights, Duties and Obligations. Dissolution or termination of Innova, Innova Holdings or Novavision for any cause shall not release any party from any liability which at the time of dissolution or termination had already accrued to any other party or which thereafter may accrue in respect of any act or omission prior to such dissolution or termination.

         23. Language Considerations. The parties acknowledge and agree that (i) the Bylaws of Innova Holdings contained in the Innova Holdings Documents were initially drafted both in the English language (the "English Language Bylaws") and the Spanish Language, (ii) the Spanish Language Bylaws and the English Language Bylaws agreed to by the parties and contained in the Innova Holdings Documents conform in all respects to each other, (iii) the English Language Bylaws and the Spanish Language Bylaws constitute one and the same Bylaws of Innova Holdings and (iv) from and after the Closing Date, any changes, amendments or other modifications to be made to the Bylaws of Innova Holdings pursuant to the provisions thereof shall made to the English Language Bylaws and the Spanish Language Bylaws contained in the Innova Holdings Documents, or any amendment to either such document previously made pursuant to this Section 23.

                                    * * * * *

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Contribution Agreement as of the date first written above.

                                    INNOVA, S. DE R.L. DE C.V.

                                    By:      /s/ Pablo Abel Vazquez Oria
                                       -----------------------------------------
                                       Name: Pablo Abel Vazquez Oria
                                       Title: Attorney-in-Fact

                                    By:      /s/ Carlos Ferreiro Rivas
                                       -----------------------------------------
                                       Name: Carlos Ferreiro Rivas
                                       Title: Attorney-in-Fact

                                    CORPORACION NOVAVISION, S. DE R.L. DE C.V.

                                    By:      /s/ Pablo Abel Vazquez Oria
                                       -----------------------------------------
                                       Name: Pablo Abel Vazquez Oria
                                       Title: Attorney-in-Fact

                                    By:      /s/ Carlos Ferreiro Rivas
                                       -----------------------------------------
                                       Name: Carlos Ferreiro Rivas
                                       Title: Attorney-in-Fact

                   [SIGNATURE PAGE OF CONTRIBUTION AGREEMENT]

                                    TELEVISA:

                                    GRUPO TELEVISA, S.A.

                                    By:      /s/  Juan S. Mijares O.
                                       -----------------------------------------
                                             /s/  Azucena Dominguez C.
                                       -----------------------------------------
                                       Name:  Juan S. Mijares O. &
                                              Azucena Dominguez C.
                                       Title: Authorized Representatives

                                    FACTUM MAS, S.A. DE C.V.

                                    By:      /s/  Juan S. Mijares O.
                                       -----------------------------------------
                                             /s/ Azucena Dominguez C.
                                       -----------------------------------------
                                       Name:  Juan S. Mijares O. &
                                              Azucena Dominguez C.
                                       Title: Authorized Representatives

                                       SKY DTH, S. DE. R.L. DE C.V.

                                    By:      /s/  Juan S. Mijares O.
                                       -----------------------------------------
                                             /s/ Azucena Dominguez C.
                                       -----------------------------------------
                                       Name:  Juan S. Mijares O. &
                                              Azucena Dominguez C.
                                       Title: Authorized Representatives

                   [SIGNATURE PAGE OF CONTRIBUTION AGREEMENT]

                                    NEWS:

                                    THE NEWS CORPORATION LIMITED

                                    By:      /s/ Arthur M. Siskind
                                       -----------------------------------------
                                       Name:  Arthur M. Siskind
                                       Title: Director

                                    NEWS AMERICA INCORPORATED

                                    By:      /s/ Arthur M. Siskind
                                       -----------------------------------------
                                       Name:  Arthur M. Siskind
                                       Title: Senior Executive Vice President
                                              and General Counsel

                                    NEWS DTH (MEXICO) INVESTMENT LIMITED

                                    By:      /s/ Arthur M. Siskind
                                       -----------------------------------------
                                       Name:  Arthur M. Siskind
                                       Title: Director

                   [SIGNATURE PAGE OF CONTRIBUTION AGREEMENT]

                                    LIBERTY:

                                    LIBERTY MEXICO DTH, INC.

                                    By:      /s/  David A. Jensen
                                       -----------------------------------------
                                       Name:  David A. Jensen
                                       Title: Vice President

                   [SIGNATURE PAGE OF CONTRIBUTION AGREEMENT]

                                   SCHEDULE I

                               Shareholder Loans(1)

                                                                                    Daily
                                                                                   Interest
                                                                                   Amount in
                                                                                  US Dollars
                                                                                   For Each
                                                                                   Day After
                                                                                 September 3,
                                                                  Interest        2003 up to
                                                Principal       Amount in US          and
                               Date of         Amount in US     Dollars as of    including the
        Lender:                 issue            Dollars      September 3, 2003  Closing Date
----------------------------------------------------------------------------------------------
Grupo Televisa, S.A.        23 - Dec - 1998  $ 15,000,000.00    $6,431,250.00      $3,750.00
Grupo Televisa, S.A.         4 - Mar - 1999  $  8,400,000.00    $3,452,400.00      $2,100.00
Grupo Televisa, S.A.         9 - Apr - 1999  $  7,200,000.00    $2,894,400.00      $1,800.00
Grupo Televisa, S.A.        10 - May - 1999  $  5,340,000.00    $2,105,295.00      $1,335.00
Grupo Televisa, S.A.         7 - Jun - 1999  $  4,020,000.00    $1,556,745.00      $1,005.00
Grupo Televisa, S.A.        15 - Feb - 2000  $  4,200,000.00    $1,360,800.00      $1,050.00
Grupo Televisa, S.A.        20 - Mar - 2000  $  2,400,000.00    $  757,200.00      $  600.00
Grupo Televisa, S.A.        16 - Aug - 2000  $  4,920,000.00    $1,368,990.00      $1,230.00
Grupo Televisa, S.A.        27 - Sep - 2000  $ 16,200,000.00    $4,337,550.00      $4,050.00

--------

(1) The borrower in respect of each loan listed on Schedule I is Innova unless specifically noted with an asterisks (*), in which case the borrower is Novavision.

Grupo Televisa, S.A.        17 - Oct - 2000   $ 5,820,000.00    $1,529,205.00      $1,455.00
Grupo Televisa, S.A.        21 - Nov - 2000   $ 1,200,000.00    $  304,800.00      $  300.00
Grupo Televisa, S.A.        28 - Nov - 2000   $ 1,380,000.00    $  348,105.00      $  345.00
Grupo Televisa, S.A.        30 - Nov - 2000   $ 1,200,000.00    $  302,100.00      $  300.00
Grupo Televisa, S.A.        19 - Dec - 2000   $ 4,800,000.00    $1,185,600.00      $1,200.00
Grupo Televisa, S.A.        26 - Dec - 2000   $ 1,500,000.00    $  367,875.00      $  375.00
Grupo Televisa, S.A.        18 - Jan - 2001   $ 5,700,000.00    $1,365,150.00      $1,425.00
Grupo Televisa, S.A.        25 - Jan - 2001   $ 3,480,000.00    $  827,370.00      $  870.00
Grupo Televisa, S.A.        20 - Feb - 2001   $ 3,000,000.00    $  693,750.00      $  750.00
Grupo Televisa, S.A.        26 - Feb - 2001   $ 1,500,000.00    $  344,625.00      $  375.00
Grupo Televisa, S.A.        19 - Mar - 2001   $ 7,800,000.00    $1,751,100.00      $1,950.00
Grupo Televisa, S.A.        26 - Mar - 2001   $ 4,200,000.00    $  935,550.00      $1,050.00
Grupo Televisa, S.A.        28 - Mar - 2001   $14,400,000.00    $3,200,400.00      $3,600.00
Grupo Televisa, S.A.        25 - Apr - 2001   $ 2,100,000.00    $  452,025.00      $  525.00

Grupo Televisa, S.A.        21 - May - 2001   $ 3,000,000.00    $  626,250.00      $  750.00
Grupo Televisa, S.A.        19 - Jun - 2001   $ 4,200,000.00    $  846,300.00      $1,050.00
Grupo Televisa, S.A.        25 - Jun - 2001   $ 1,200,000.00    $  240,000.00      $  300.00
Grupo Televisa, S.A.        20 - Jul - 2001   $ 1,800,000.00    $  348,750.00      $  450.00
Grupo Televisa, S.A.        27 - Aug - 2001   $   960,000.00    $  176,880.00      $  240.00
Grupo Televisa, S.A.        27 - Sep - 2001   $11,700,000.00    $2,065,050.00      $2,925.00
Grupo Televisa, S.A.        30 - Oct - 2001   $   900,000.00    $  151,425.00      $  225.00
Grupo Televisa, S.A.        29 - Nov - 2001   $ 4,800,000.00    $  771,600.00      $1,200.00
Grupo Televisa, S.A.        21 - Dec - 2001   $ 8,940,000.00    $1,387,935.00      $2,235.00
Grupo Televisa, S.A.        25 - Mar - 2002   $17,700,000.00    $2,331,975.00      $4,425.00
*Grupo Televisa, S.A.        8 - May - 2000   $ 4,980,000.00    $1,510,185.00      $1,245.00
News America Incorporated   23 - Dec - 1998   $ 7,500,000.00    $3,215,625.00      $1,875.00
News America Incorporated    4 - Mar - 1999   $ 4,200,000.00    $1,726,200.00      $1,050.00
News America Incorporated    9 - Apr - 1999   $ 3,600,000.00    $1,447,200.00      $  900.00

News America Incorporated   10 - May - 1999    $2,670,000.00    $1,052,648.00      $  668.00
News America Incorporated    7 - Jun - 1999    $2,010,000.00    $  778,373.00      $  503.00
News America Incorporated   15 - Feb - 2000    $2,100,000.00    $  680,400.00      $  525.00
News America Incorporated   20 - Mar - 2000    $1,200,000.00    $  378,600.00      $  300.00
News America Incorporated   16 - Aug - 2000    $2,460,000.00    $  684,495.00      $  615.00
News America Incorporated   27 - Sep - 2000    $8,100,000.00    $2,168,775.00      $2,025.00
News America Incorporated   17 - Oct - 2000    $2,910,000.00    $  764,603.00      $  728.00
News America Incorporated   21 - Nov - 2000    $  600,000.00    $  152,400.00      $  150.00
News America Incorporated   28 - Nov - 2000    $  690,000.00    $  174,053.00      $  173.00
News America Incorporated   30 - Nov - 2000    $  600,000.00    $  151,050.00      $  150.00
News America Incorporated   19 - Dec - 2000    $2,400,000.00    $  592,800.00      $  600.00
News America Incorporated   26 - Dec - 2000    $  750,000.00    $  183,938.00      $  188.00
News America Incorporated   18 - Jan - 2001    $2,850,000.00    $  682,575.00      $  713.00
News America Incorporated   25 - Jan - 2001    $1,740,000.00    $  413,685.00      $  435.00

News America Incorporated   20 - Feb - 2001    $1,500,000.00    $  346,875.00      $  375.00
News America Incorporated   26 - Feb - 2001    $ 750,000.000    $  172,313.00      $  188.00
News America Incorporated   19 - Mar - 2001    $3,900,000.00    $  875,550.00      $  975.00
News America Incorporated   26 - Mar - 2001    $2,100,000.00    $  467,775.00      $  525.00
News America Incorporated   28 - Mar - 2001    $7,200,000.00    $1,600,200.00      $1,800.00
News America Incorporated   25 - Apr - 2001    $1,050,000.00    $  226,013.00      $  263.00
News America Incorporated   21 - May - 2001    $1,500,000.00    $  313,125.00      $  375.00
News America Incorporated   19 - Jun - 2001    $2,100,000.00    $  423,150.00      $  525.00
News America Incorporated   25 - Jun - 2001    $  600,000.00    $  120,000.00      $  150.00
News America Incorporated   20 - Jul - 2001    $  900,000.00    $  174,375.00      $  225.00
News America Incorporated   27 - Aug - 2001    $  480,000.00    $   88,440.00      $  120.00
News America Incorporated   27 - Sep - 2001    $5,850,000.00    $1,032,525.00      $1,463.00
News America Incorporated   30 - Oct - 2001    $  450,000.00    $   75,713.00      $  113.00
News America Incorporated   29 - Nov - 2001    $2,400,000.00    $  385,800.00      $  600.00

News America Incorporated   21 - Dec - 2001    $4,470,000.00    $  693,968.00      $1,118.00
News America Incorporated   25 - Mar - 2002    $8,850,000.00    $1,165,988.00      $2,213.00
*News America Incorporated   8 - May - 2000    $2,490,000.00    $  755,093.00      $  623.00
TCI DTH Mexico, Inc.        23 - Dec - 1998    $2,500,000.00    $1,071,875.00      $  625.00
TCI DTH Mexico, Inc.         4 - Mar - 1999    $1,400,000.00    $  575,400.00      $  350.00
TCI DTH Mexico, Inc.         9 - Abr - 1999    $1,200,000.00    $  482,400.00      $  300.00
TCI DTH Mexico, Inc.        10 - May - 1999    $  890,000.00    $  350,883.00      $  223.00
TCI DTH Mexico, Inc.         7 - Jun - 1999    $  670,000.00    $  259,458.00      $  168.00
Liberty Mexico DTH, Inc.    15 - Feb - 2000    $  700,000.00    $  226,800.00      $  175.00
Liberty Mexico DTH, Inc.    20 - Mar - 2000    $  400,000.00    $  126,200.00      $  100.00
Liberty Mexico DTH, Inc.    16 - Aug - 2000    $  820,000.00    $  228,165.00      $  205.00
Liberty Mexico DTH, Inc.    27 - Sep - 2000    $2,690,000.00    $  720,248.00      $  673.00
Liberty Mexico DTH, Inc.    17 - Oct - 2000    $  980,000.00    $  257,495.00      $  245.00
Liberty Mexico DTH, Inc.    21 - Nov - 2000    $  200,000.00    $   50,800.00      $   50.00

Liberty Mexico DTH, Inc.    28 - Nov - 2000    $  430,000.00      $108,468.00        $108.00
Liberty Mexico DTH, Inc.    30 - Nov - 2000    $        0.00      $      0.00        $  0.00
Liberty Mexico DTH, Inc.    19 - Dec - 2000    $  800,000.00      $197,600.00        $200.00
Liberty Mexico DTH, Inc.    26 - Dec - 2000    $  250,000.00      $ 61,313.00        $ 63.00
Liberty Mexico DTH, Inc.    18 - Jan - 2001    $  950,000.00      $227,525.00        $238.00
Liberty Mexico DTH, Inc.    25 - Jan - 2001    $  580,000.00      $137,895.00        $145.00
Liberty Mexico DTH, Inc.    20 - Feb - 2001    $  500,000.00      $115,625.00        $125.00
Liberty Mexico DTH, Inc.    26 - Feb - 2001    $  250,000.00      $ 57,438.00        $ 63.00
Liberty Mexico DTH, Inc.    19 - Mar - 2001    $1,300,000.00      $291,850.00        $325.00
Liberty Mexico DTH, Inc.    26 - Mar - 2001    $  700,000.00      $155,925.00        $175.00
Liberty Mexico DTH, Inc.    28 - Mar - 2001    $2,400,000.00      $533,400.00        $600.00
Liberty Mexico DTH, Inc.    25 - Apr - 2001    $  350,000.00      $ 75,338.00        $ 88.00
Liberty Mexico DTH, Inc.    21 - May - 2001    $  500,000.00      $104,375.00        $125.00
Liberty Mexico DTH, Inc.    19 - Jun - 2001    $  700,000.00      $141,050.00        $175.00

Liberty Mexico DTH, Inc.    25 - Jun - 2001  $    200,000.00   $    40,000.00        $ 50.00
Liberty Mexico DTH, Inc.    20 - Jul - 2001  $    300,000.00   $    58,125.00        $ 75.00
Liberty Mexico DTH, Inc.    27 - Aug - 2001  $    160,000.00   $    29,480.00        $ 40.00
Liberty Mexico DTH, Inc.    27 - Sep - 2001  $  1,950,000.00   $   344,175.00        $488.00
Liberty Mexico DTH, Inc.    30 - Oct - 2001  $    150,000.00   $    25,238.00        $ 38.00
Liberty Mexico DTH, Inc.    29 - Nov - 2001  $    800,000.00   $   128,600.00        $200.00
Liberty Mexico DTH, Inc.    21 - Dec - 2001  $  1,490,000.00   $   231,323.00        $373.00
Liberty Mexico DTH, Inc.    25 - Mar - 2002  $  2,950,000.00   $   388,663.00        $738.00
*Liberty Mexico DTH, Inc.    8 - May - 2000  $    830,000.00   $   251,698.00        $208.00
                                             ---------------   --------------        -------
TOTAL                                        $309,900,000.00   $80,547,775.00        $77,476
                                             ---------------   --------------        -------

                                  SCHEDULE II

                                 Special Notes

                                                  Principal
                                                Amount in US
Lender:                     Date of issue          Dollars
-------------------------------------------------------------
Grupo Televisa, S.A.        23 - Dec - 1998    $15,000,000.00
News America Incorporated   23 - Dec - 1998    $ 7,500,000.00
News America Incorporated    4 - Mar - 1999    $ 4,200,000.00
News America Incorporated    9 - Apr - 1999    $ 3,600,000.00
News America Incorporated   10 - May - 1999    $ 2,670,000.00
News America Incorporated    7 - Jun - 1999    $ 2,010,000.00
*News America Incorporated   8 - May - 2000    $ 2,490,000.00
TCI DTH Mexico, Inc.        23 - Dec - 1998    $ 2,500,000.00
                                             ----------------
TOTAL                                        US$   39,970,000
                                             ----------------

                                    EXHIBIT A

                                JOINDER AGREEMENT

         The undersigned is executing and delivering this Joinder Agreement pursuant to the Contribution Agreement, dated as of September 2, 2003 (the "Contribution Agreement"), among Innova, S. de R.L. de C.V., Corporacion Novavision, S. de R.L. de C.V., Grupo Televisa, S.A., Factum Mas, S.A. de C.V., Sky DTH, S. de R.L. de C.V., The News Corporation Limited, News America Incorporated, News DTH (Mexico) Investment Limited and Liberty Mexico DTH, Inc. (collectively, the "Original Parties").

         By executing this Joinder Agreement and delivering it to each of the Original Parties, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Contribution Agreement in the same manner as if the undersigned were an original signatory to the Contribution Agreement.

         Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the ____ day of September, 2003.

                                    INNOVA HOLDINGS, S. DE. R.L. DE C.V.

                                    By:______________________________________
                                       Name:
                                       Title:

                                    By:______________________________________
                                       Name:
                                       Title: